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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  Danskin, Inc.
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             (Exact name of registrant as specified in its charter)

                                 October 4, 1996
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                Date of Report (Date of earliest event reported)

        Delaware                  0-20382              62-1284179
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  (State or other juris-         (Commission        (I.R.S. Employer
diction of incorporation)        File Number)      Identification No.)


   111 West 40th Street, New York, New York                   10018
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  (Address of principal executive offices)                  (Zip Code)


                                 (212) 764-4630
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              (Registrant's telephone number, including area code)



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Item 5. Other Events.

               On June 7, 1996, SunAmerica Life Insurance Company ("SunAmerica") acquired 2,010,000 shares of common stock of Danskin, Inc. (the "Company") from Esmark, Inc. through a foreclosure sale. As a result of such sale, SunAmerica became the largest stockholder of the Company. Thereafter, SunAmerica requested
(i) the right to designate two directors for election to the Company's Board of Directors, (ii) the right to have an observer present at meetings of the Board of Directors, (iii) the right to have at least one of its designees on each of the committees of the Board of Directors, and (iv) that the Board of Directors extend an invitation to Electra Investment Trust PLC ("Electra"), owner of 990,000 shares of common stock of the Company, to also nominate a director for election to the Company's Board of Directors.

               The Board of Directors discussed such request with SunAmerica and entered into a Letter Agreement (the "Letter Agreement") dated as of October 4,
1996. Pursuant to the Letter Agreement the Company and SunAmerica agreed, among other things, to the following:

               (i) At the meeting of the Board of Directors of the Company following the 1996 Annual Meeting of Stockholders of the Company, the Company will increase the number of directors constituting the entire Board of Directors of the Company from eight to ten directors, with the vacancies created thereby being in Class I and Class III, and SunAmerica will have the right to designate two persons to fill such vacancies subject to the approval (which shall not be unreasonably withheld) as to such person's qualification to serve on the board of directors of a public company engaged in the apparel business by a majority of the directors then in office who are not officers of the Company. Such
SunAmerica designees will then be elected as directors of the Company to fill the newly created vacancies.

               (ii) If any SunAmerica designee declines to serve, is removed, resigns, or for any other reason no longer serves as a director of the Company, the vacancy created will be filled by another person designated by SunAmerica, subject to the approval (which shall not be unreasonably withheld) as to such person's qualification to serve on the board of directors of a public company engaged in the apparel business by a majority of the directors then in office who are not officers of the Company.

               (iii) At least one SunAmerica director designee will serve on each committee of the Board of Directors.

               (iv) SunAmerica will have the right to designate one person (in addition to the two SunAmerica director designees) to serve as a non-voting observer of the Board of Directors; such observor will be given all notices and information sent or made available to any director of the Company and will have the right to attend all meetings of the Board of Directors.



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               (v) The Board of Directors shall invite Electra to designate a director and shall increase the number of directors on the Board of Directors to create a vacancy for such designee should Electra agree to designate such an individual.

               (vi) The SunAmerica directors shall receive the same fees
(including grants of stock options) and expense reimbursement as other non-employee directors of the Company except that any SunAmerica director who is also an employee of SunAmerica or any of its affiliates shall not receive any such fees for service as a director of the Company.

               (vii) Except as set forth in the Letter Agreement, the size of the Board of Directors of the Company shall not be further increased unless the SunAmerica designees vote to approve such increase.

               (viii) SunAmerica will, and will cause its affiliates or nominees
(as applicable) to, (a) be present in person or by proxy at the 1996 Annual
Meeting of Stockholders of the Company and at any other annual meeting of stockholders of the Company held to elect directors prior to June 30, 1997 and
(b) vote all shares of common stock of the Company beneficially owned by any of them at such meeting, in favor of directors nominated by the Company.

               (ix) If the number of shares of common stock of the Company beneficially owned by SunAmerica is reduced to less than 1,250,000 but not less than 750,000 the number of SunAmerica director designees shall be reduced to one and, if SunAmerica beneficially owns less than 750,000 shares, both the Letter
Agreement and all of SunAmerica's rights under the Letter Agreement will terminate.

               A copy of the Letter Agreement is being filed with the Securities and Exchange Commission as an Exhibit to this Current Report on Form 8-K. This summary description does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, which is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (c) Exhibits.

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

                      Exhibit No.                         Exhibit
                      -----------                         -------

                          99.1               Letter Agreement, dated as of
                                             October 4, 1996, between Danskin,
                                             Inc. and SunAmerica Life Insurance
                                             Company, which includes, as
                                             Schedule A thereto, the names and
                                             certain information concerning
                                             SunAmerica director designees.



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                                    Signature

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DANSKIN, INC.
                                             -----------------------------------
                                             (Registrant)

Dated:  October 8, 1996                      By:/s/ Edwin W. Dean
                                                -----------------
                                                Edwin W. Dean
                                                Vice Chairman of the Board



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                                  EXHIBIT INDEX

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

Exhibit No.                  Description                                           Page
-----------                  -----------                                           ----
  99.1                       Letter Agreement, dated as of October 4, 1996,          6
                             between Danskin, Inc. and SunAmerica Life Insurance
                             Company, which includes, as Schedule A thereto, the
                             names and certain information concerning the
                             SunAmerica director designees.



                           Statement of Differences

         The registered trademark symbol shall be expressed as (R).




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